MEMORANDUM  OF SHARE PURCHASE AGREEMENT MADE AND ENTERED INTO ON THE 30TH DAY OF
                                 JULY  1999


BETWEEN: IVISION GROUP LTD., a corporation duly incorporated under the laws of Nevada, U.S.A., and having its head office at 3230 East Flamingo Road, Suite 156, Las Vegas, Nevada, U.S.A. 89121, acting and represented hereby by Philippe Racine, its President, duly authorized as he so declares,

     (hereinafter  referred  to  as  the  Purchaser  );

         PARTY  OF  THE  FIRST  PART;
         ----------------------------

AND: ALAIN BERGERON, a businessman, domiciled and residing at 8460 Ouimet Street, Brossard, Quebec, J4Y 3B5;

     (hereinafter  referred  to  as  Bergeron  );

          PARTY  OF  THE  SECOND  PART;
         -----------------------------

AND: H L NE JULIEN, a businesswoman, domiciled and residing at 8460 Ouimet Street, Brossard, Quebec, J4Y 3B5;

     (hereinafter  referred  to  as  Julien  );

          PARTY  OF  THE  THIRD  PART;
         ----------------------------

AND:     LA  SOCI  T  DE  GESTION  LOUIS  MARTIN  INC.,  a  corporation  duly incorporated under the Laws of Canada and having its head office at 320 Victoria Avenue, # 403, St-Lambert, Quebec, J4P 2H8, acting and represented hereby by Louis Martin, its President, duly authorized as he so declares;

     (hereinafter  referred  to  as  Martin  Co.  );

           PARTY  OF  THE  FOURTH  PART;
          -----------------------------
     (Bergeron, Julien and Martin Co. are hereinafter individually referred to as the Vendor and collectively as the Vendors );


     WHEREAS  the  Purchaser  is  a  publicly  traded  company listed on the OTC
Bulletin Board, involved in web commerce interactive marketing and related matters;


     WHEREAS Javanaise Information Services Corporation Inc., a corporation duly incorporated under the Canada Business Corporations Act, having its head office and principal place of business at 1200 McGill College, Suite 1100, Montreal, Quebec, Canada, H3B 4G1 (hereinafter referred to as Javanaise Co. ), is a web project management consulting corporation;


WHEREAS all the issued and outstanding shares in the share capital of Javanaise Co. are owned equally (50-50), under the Laws of Quebec, by Martin Co. and Bergeron Conseils et R alisations Inc., a corporation duly incorporated and having its head office at 8460 Ouimet Street, Brossard, Quebec, Canada, J4Y 3B5 (hereinafter referred to as Bergeron Co. );


     WHEREAS Bergeron and Julien own, in the proportion of 60% and 40% respectively, all the issued and outstanding shares of Bergeron Co.;


     WHEREAS the Purchaser wishes to purchase and Bergeron and Julien wish to sell to the Purchaser all of the issued and outstanding shares in the share capital of Bergeron Co.; and


     WHEREAS the Purchaser wished to purchase and Martin Co. wishes to sell to Purchaser all of the issued and outstanding shares owned by Martin Co. in the share capital of Javanaise Co.;


     NOW THEREFORE, THIS AGREEMENT WITNESSETH that in consideration fo the mutual covenants hereinafter provided, the parties agree as follows:

                                    ARTICLE 1

                  DEFINITIONS AND PRINCIPLES OF INTERPRETATION
                  --------------------------------------------

1.1     DEFINITIONS - Whenever used in this Agreement, unless there is something
        -----------
inconsistent in the subject matter or context, the following words and terms shall have the meanings set out below:

1.1.1 AB EMPLOYMENT AGREEMENT means the employment agreement entered into as of the date hereof by Bergeron and iVision Integral Inc., as amended in writing from time to time, and any renewal or replacement thereof;

1.1.2 ACCOUNTS RECEIVABLE means any and all accounts receivable, bills receivable, trade accounts, book debts and insurance claims of any of the Acquired Corporations as the case may be and any other amount due to any Acquired Corporations including any refunds and rebates, and the benefit of all security (including cash deposits), guarantees and other collateral held by any Acquired Corporations;

1.1.3 ACCRUED LIABILITIES means any and all accrued liabilities of any Acquired Corporations incurred in the ordinary course of business, including accruals for vacation pay, customer rebates and allowances for product returns;

1.1.4      ACQUIRED  CORPORATIONS  means collectively Javanaise Co. and Bergeron
Co.;

1.1.5 AGREEMENT means this Share Purchase Agreement, including all schedules, and all instruments supplementing or amending or confirming this Agreement and references to Article or Section mean and refer to the specified Article or Section of this Agreement;

1.1.6      ARM'S  LENGTH  means  arm's  length  as defined in the Income Tax Act
(Canada);

1.1.7 BALANCE SHEETS means in case of Javanaise Co. the balance sheets as at March 31st, 1999 and in case of Bergeron Co. , the balance sheets as at January 31st, 1999;

1.1.8 BOOKS AND RECORDS means all books and records of any Acquired Corporations, including financial, corporate, operation and sales books, records, books of account, sales and purchase records, lists of suppliers and customers, business reports, plans and projections and all other documents, files, records, correspondence, and other data and information, financial or otherwise, including without limitation, all data and information stored on computer-related media;

1.1.9 CLAIMS means any claim, demand, action, cause of action, damage, loss, costs, liability or expense, including, without limitation, reasonable professional fees and all costs incurred in pursuing any of the foregoing;

1.1.10 CLOSING means the completion of the sale to and purchase by the Purchaser of the Purchased Shares under this Agreement and all ancillary transactions contemplated hereof;

1.1.11 CLOSING DATE means the 30th day of July 1999, or such other date as the parties may agree in writing as the date upon which the Closing shall take place;

1.1.12 CLOSING TIME means 12:00 noon, Montreal time, on the Closing Date or such other time on such date as the parties may agree in writing as the time at which the Closing shall take place;

1.1.13 CONTRACTS means all contracts, licences, leases, agreements, commitments, entitlements and engagements of the Acquired Corporations whether written or oral and includes all quotations, orders or tenders for contracts which remain open for acceptance and any supplier's warranty, guarantee or commitment (express or implied);

1.1.14 CONSULTING AGREEMENT means the consulting agreement entered into as of the date hereof by Louis Martin Conseils Inc. and iVision Integral Inc., as amended in writing from time to time, and any renewal or replacement thereof;

1.1.15 ENCUMBRANCE means any pledge, lien, charge, hypothec, security agreement, lease, title retention agreement, mortgage, encumbrance or option;

1.1.16 EQUIPMENT CONTRACTS means all leases, equipment leases, conditional sales contracts, leasings, installment sales, title retention agreements and other similar agreements relating to equipment;

1.1.17 ESCROW AGENT means Andr R. Dorais, lawyer, having his place of business at 1 Westmount Square, 20th Floor, Westmount, Quebec, H3Z 2P9, Canada;

1.1.18 ESCROW AGREEMENT means an agreement among the Purchaser, the Vendors and the Escrow Agent dated as of the Closing Date substantially in the form attached hereto as Schedule 1.1.18;

1.1.19 EXCHANGED SHARES means collectively all shares of Common Stock in the share capital of the Purchaser issued to the Vendors pursuant to section 3 of this Agreement and the Escrow Agreement;

1.1.20 FINANCIAL STATEMENTS means in case of Javanaise Co. the unaudited financial statements for the fiscal year ended March 31st, 1999 and in case of Bergeron Co. the unaudited financial statements for the fiscal year ended January 31st, 1999 copies of which are attached as Schedule 1.1.21;

1.1.21 GOVERNMENTAL AUTHORITY means any government, regulatory authority, governmental department, agency, commission, board, tribunal, crown corporation, or court or other law, rule or regulation-making entity having or purporting to have jurisdiction on each of the Acquired corporations, as the case may be;

1.1.22 GOVERNMENTAL AUTHORIZATION means all authorizations, approvals, licences or permits issued, granted, given, or otherwise made available by or under the authority of any Governmental Authority as required pursuant to Laws;

1.1.23 INDEBTEDNESS means the indebtedness of the Acquired Corporations for borrowed money including principal and accrued interest and the cost of repayment of any indebtedness of the Acquired Corporations for borrowed money;

1.1.24 INTELLECTUAL PROPERTY means all copyrights, trademarks, trade names, proprietary information, trade secrets and all other intellectual property owned by, licensed to or used by the Acquired Corporations (including applications and registrations for any of the foregoing and renewals, divisions, extensions and reissues, where applicable, pertaining thereto);

1.1.25 INVENTORIES means all inventories of every kind and nature and wheresoever situate owned by the Acquired Corporations including, without limitation, all work-in-progress;

1.1.26 LAWS means all applicable laws, by-laws, rules, regulations, orders, ordinances and judgements or other requirements of any Governmental Authority;

1.1.27 LOSSES means any damage, liability, loss, cost, expense (including all reasonable attorney's), deficiency, interest, penalty, impositions, assessments or fines;

1.1.28 MATERIAL CONTRACTS means (a) the Equipment Contracts, Real Property Leases; (b) any other Contract involving aggregate annual payments to or by any Acquired Corporations in excess of $5,000.00; (c) any commitment to or by the Acquired Corporations that may reasonably extend beyond three (3) months from the Closing Date; and (d) any Contract which is outside the ordinary course of business;

1.1.29 PERSON means any individual, sole proprietorship, partnership, unincorporated association, unincorporated syndicate, unincorporated organization, trust, body corporate, Governmental Authority, and a natural person in such person's capacity as trustee, executor, administrator or other legal representative;

1.1.30 PURCHASED BERGERON CO. SHARES means all of the issued and outstanding shares in the share capital of Bergeron Co., as described in
Schedule  2.1;

1.1.31 PURCHASED LM SHARES means all of the issued and outstanding shares owned by Martin Co. in the share capital of Javanaise Co., as described in
Schedule  2.1;

1.1.32 PURCHASED SHARES means both the Purchased Bergeron Co. Shares and the Purchased LM Shares;

1.1.33 REAL PROPERTY LEASES means those leases, subleases, agreements to lease, tenancy agreement, rights of occupation, licences and other agreements relating to real property used or occupied by the Acquired Corporations;

1.1.34 SHAREHOLDERS AGREEMENT means the shareholders agreement dated April 10, 1997 between Martin Co., Bergeron Co. and Javanaise Co.;

1.1.35 TAX RETURNS includes, without limitation, all returns, reports, declarations, elections, notices, filings, information returns and statements filed in respect with Taxes; and

1.1.36 TAXES includes, without limitation, all taxes, duties, fees, premiums, assessments, imposts, levies and other charges of any kind whatsoever imposed by any Governmental Authority, together with all interest, penalties, fines, additions to tax or other additional amounts imposed in respect thereof, including, without limitation, those levied on, or measured by, or referred to as income, gross receipts, profits, capital, transfer, land transfer, sales, goods and services, use, value-added, excise, stamp, withholding, business, franchising, property, payroll, employment, health, social services, education and social security taxes, all surtaxes, all customs duties and import and export taxes, all license, franchise and registration fees and all employment insurance, health insurance and Canada, Quebec and other government pension plan premiums.

1.2     CERTAIN  RULES  OF INTERPRETATION - In this Agreement and the Schedules:
        ---------------------------------

(a)     TIME  -  time  is  of  the  essence  in  the performance of the parties'
        ----
respective  obligations;

(b)     CURRENCY  -  unless otherwise specified, all references to money amounts
        --------
are  to  Canadian  currency;

(c)     HEADINGS  -  the  descriptive  headings  of  Articles  and  Sections are
        --------
inserted solely for convenience of reference and are not intended as complete or accurate descriptions of the content of such Articles or Sections;

(d)     SINGULAR,  ETC.  - the use of words in the singular or plural, or with a
        ---------------
particular gender, shall not limit the scope or exclude the application of any provision of this Agreement to such person or persons or circumstances as the context otherwise permits;

(e)     CALCULATION OF TIME - unless otherwise specified, time periods within or
        -------------------
following which any payment is to be made or act is to be done shall be calculated by excluding the day on which the period commences and including the day on which the period ends and by extending the period to the next business day following if the last day of the period is not a business day;

1.3     ENTIRE AGREEMENT - This Agreement together with the agreements and other
        ----------------
documents to be delivered pursuant to this Agreement, constitute the entire agreement between the parties pertaining to the subject matter of this Agreement and supercede all prior agreements, understandings, negotiations and discussions, whether oral or written, of the parties, and there are no warranties, representations or other agreements between the parties in connection with the subject matter of this Agreement except as specifically set forth in this Agreement and any document delivered pursuant to this Agreement. No supplement, modification or waiver or termination of this Agreement shall be binding unless executed in writing by the parties to be bound thereby.

1.4     APPLICABLE  LAW  -  This Agreement shall be construed in accordance with
        ---------------
the laws of the Province of Quebec and the laws of Canada applicable therein and shall be treated, in all respects, as a Quebec contract.

1.5     ACCOUNTING  PRINCIPLES  - All reference to generally accepted accounting
        ----------------------
principles means to principles recommended, from time to time, in the Handbook of the Canadian Institute of Chartered Accountants and all accounting terms not otherwise defined in this Agreement have the meanings assigned to them in accordance with Canadian generally accepted accounting principles.

1.6     SCHEDULES  -  The  schedules  to this Agreement, as listed below, are an
        ---------
integral  part  of  this  Agreement:

Schedule     Description
--------     -----------

1.1.18     Escrow  Agreement
1.1.20     Financial  Statements
2.1     Vendors,  Shareholdings  and  Authorized  Share  Capital
4.2.4     List  of  electronic  Equipment
4.2.20  a)     List  of  Employees
4.2.20  b)     Employment  Agreements
4.2.22     Insurance  Policy
4.2.23  a)     Material  Contracts


                                    ARTICLE 2

                            ACQUISITION TRANSACTIONS
                            ------------------------

2.1     PURCHASE  AND  SALE  OF  THE PURCHASED SHARES - Subject to the terms and
        ---------------------------------------------
conditions herein, at the Closing Time, the parties shall effect the following transactions:

(a) the Vendors shall sell, transfer and assign to the Purchaser and the Purchaser shall purchase and accept the assignment of all the Purchased Shares, as listed opposite the Vendor's respective name in Schedule 2.1;

(b) the Purchaser shall pay and satisfy the purchase price for the Purchased Shares as provided in Section 3;

(c) the Vendors shall transfer and deliver to the Purchaser share certificates representing the Purchased Shares duly endorsed in blank for transfer;

(d)     the  parties  shall  effect all transactions contemplated in Section 11.

2.2     ACTIONS/DELIVERIES  BY  THE PARTIES - At or before the Closing Time, the
        -----------------------------------
Vendors and the Purchaser shall take and cause to be taken all necessary and desirable actions, steps and corporate and legal proceedings to approve and authorize the transactions contemplated by this Agreement.

2.3     PLACE  OF  CLOSING - The Closing shall take place at the Closing Time at
        ------------------
the offices of Andre R. Dorais, located at 1 Westmount Square, 20th floor, Westmount (Quebec), H3Z 2P9, or at such other place as may be agreed upon by the Vendors and the Purchaser.

                                    ARTICLE 3

                           PURCHASE PRICE AND PAYMENT
                           --------------------------

3.1     PURCHASE  PRICE  -  The  total purchase price ("Purchase Price") for the
        ---------------
Purchased  Shares  is  equal  to  the  following cash and shares considerations:

(a) ONE HUNDRED FIFTY THOUSAND CANADIAN DOLLARS (CDN $150,000.00) in cash, payable in the manner described in Sections 3.2.1 hereinafter; and

(b)  SIXTY-EIGHT  THOUSAND  (68,000)  shares  of  Common  Stock  of  Purchaser
(collectively referred to as "Exchanged Shares"), payable in the manner described in Section 3.2.2 hereinafter;

it being understood between the parties that said amount of CDN $150,000.00 plus the Exchanged Shares shall constitute the entire and sole consideration payable by the Purchaser to Vendors.

3.2     SATISFACTION OF PURCHASE PRICE - The Purchaser shall pay and satisfy the
        ------------------------------
Purchase  Price  payable  to  the  Vendors  as  follows:


3.2.1     CASH  CONSIDERATION  (CDN  $150,000.00)
          ---------------------------------------

     The amount of ONE HUNDRED FIFTY THOUSAND CANADIAN DOLLARS (CDN $150,000.00) shall be paid to the Vendors in TWO (2) installments as follows:

(a) CDN $75,000.00 - at Closing Date, by the remittance of a certified cheque in the amount of TWENTY-TWO THOUSAND FIVE HUNDRED CANADIAN DOLLARS (CDN $22,500.00) to the order of Bergeron, a certified cheque in the amount of FIFTEEN THOUSAND CANADIAN DOLLARS (CDN $15,000.00) to the order of Julien, and a certified cheque in the amount of THIRTY-SEVEN THOUSAND FIVE HUNDRED CANADIAN DOLLARS (CDN $37,500.00) to the order of Martin Co., receipt of which is hereby acknowledged by each of the Vendors; and

(b) CDN $75,000.00 - at the earliest of i) September 30, 1999 or ii) the closing of a financing of greater than ONE MILLION U.S. DOLLARS (US $1,000,000.00) for the Purchaser, by remittance of a certified cheque in the amount of TWENTY-TWO THOUSAND FIVE HUNDRED CANADIAN DOLLARS (CDN $22,500.00) to the order of Bergeron, a certified cheque in the amount of FIFTEEN THOUSAND CANADIAN DOLLARS (CDN $15,000.00) to the order of Julien, and a certified cheque in the amount of THIRTY-SEVEN THOUSAND FIVE HUNDRED CANADIAN DOLLARS (CDN $37,500.00) to the order of Martin Co.

3.2.2     EXCHANGED  SHARES
          -----------------

     The share consideration payable to the Vendors shall be paid by the issuance, on or before Closing Date, of the Exchanged Shares in favor of the Vendors as follows:

(a) the issuance in favor of Bergeron of 20,400 of the Exchanged Shares, 10,200 of which shall immediately be released to Bergeron on Closing Date and the other 10,200 shall be remitted to the Escrow Agent to be held and released (and/or cancelled) in accordance with the terms and conditions of the Escrow Agreement;

(b) the issuance in favor of Julien of 13,600 of the Exchanged Shares, 6,800 of which shall immediately be released to Julien on Closing Date and the other 6,800 shall be remitted to the Escrow Agent to be held and released (and/or cancelled) in accordance with the terms and conditions of the Escrow Agreement; and

(c) the issuance in favor of Martin Co. of 34,000 of the Exchanged Shares, 17,000 of which shall immediately be released to Martin Co. on Closing Date and the other 17,000 shall be remitted to the Escrow Agent to be held and released (and/or cancelled) in accordance with the terms and conditions of the Escrow Agreement.

3.3     ALLOCATION  OF  PURCHASE  PRICE  - The Purchase Price shall be allocated
        -------------------------------
equally (50-50) between the Purchased LM Shares and the Purchased Bergeron Co. Shares and, the portion payable for Purchased Bergeron Co. Shares shall itself be prorated between Bergeron and Julien in the proportion of 60% and 40% respectively.

                                    ARTICLE 4

4.1.1     REPRESENTATIONS AND WARRANTIES CONCERNING BERGERON AND JULIEN  -  Each
          -------------------------------------------------------------
of Bergeron and Julien represents and warrants to the Purchaser on a joint and several basis as follows, and acknowledges that the Purchaser is relying on said representations and warranties in entering into this Agreement:

(A)     RIGHT  TO  SELL  -  Bergeron  and  Julien  are  the  sole registered and
        ---------------
beneficial owners of the Purchased Bergeron Co. Shares in the proportion of 60% and 40% respectively, the whole as set out in Schedule 2.1 hereto, free and clear of all Encumbrances and prior claims. All of the issued and outstanding shares of Javanaise Co. are owned by Martin Co. and Bergeron Co., as set out in
Schedule 2.1 hereto, as the registered and beneficial owners, with good and marketable title thereto, and the shares of Javanaise Co. owned by Bergeron Co. are free and clear of all hypothecs, pledges and prior claims. Bergeron and Julien have the exclusive right to sell, transfer and assign the Purchased Bergeron Co. Shares as provided in this Agreement and such disposition will not violate, contravene, breach or offend against or result in any default under any indenture, mortgage, lease, agreement, obligation, instrument, charter or by-law provision, statute, regulation, order, judgment decree, licence, permit or law to which either of Bergeron, Julien and the Acquired Corporations is a party or subject or by which either of them are bound or affected. The Purchased Bergeron Co. shares are not subject to the terms of any Shareholder's Agreement (unanimous or otherwise) other than the Shareholder Agreement which has been terminated on the date hereof.

(B)     ENFORCEABILITY OF OBLIGATIONS - This Agreement has been duly authorized,
        -----------------------------
executed and delivered by each of Bergeron and Julien and constitutes a valid and binding obligation of each of them enforceable against him (her) in accordance with its terms.

(C)     ABSENCE  OF CONFLICTING AGREEMENTS - Neither of Bergeron and Julien is a
        ----------------------------------
party to, bound or affected by or subject to any indenture, mortgage, lease, agreement, obligation, instrument, charter or by-law provision, statute, regulation, order, judgment, decree, licence, permit or law which would be violated, contravened, breached by, or under which default would occur or an Encumbrance would be created as a result of the execution and delivery of this Agreement or any other agreement to be entered into under the terms of this Agreement, or the performance by Bergeron and Julien or the Acquired Corporations of any of their respective obligations provided for under this Agreement or any other agreement contemplated herein.

(D)     NON-ARM'S  LENGTH  TRANSACTIONS  -  Neither  Bergeron and Julien nor any
        -------------------------------
Person  not  dealing  at  arm's  length  with  any  of  them:

(a) owns, directly or indirectly, any interest in or is an employee, consultant to or agent of, an entity which is a competitor, lessor, lessee, customer or supplier of the Javanaise Co.;

(b) owns, directly or indirectly, any interest in any property or asset of any Acquired Corporations;

(c)     is  a  party  to  any  Contract  with  any  Acquired  Corporations;  or

(d)     has  any  Indebtedness,  liability  or  obligation  to  the  Acquired
Corporations.

     Subject to Section 9.3, the Acquired Corporations are not indebted or otherwise obligated to Bergeron and Julien or any Person not dealing at arm's length with any of them.

(E)     RESIDENCE  OF  BERGERON AND JULIEN - Neither of Bergeron and Julien is a
        ----------------------------------
non-resident  of  Canada  for  the  purposes  of  the  Income  Tax Act (Canada).

(F)     NO  LITIGATION  -  There  are  no  outstanding  claims,  actions, suits,
        --------------
litigation or arbitrations, investigations or proceedings at law or before any Governmental Authority pending or, to the knowledge of the Vendors, proposed or threatened, which would prevent the Vendors from completing the transactions required to be completed pursuant to this Agreement.

(G)     BROKERS - Neither of Bergeron and Julien have entered into any agreement
        -------
that would entitle any Person to any claim against the Purchaser or the Acquired Corporations for any broker's commission, finder's fee, agent's fee, fee for financial intermediary services or any like payment in respect of the transactions contemplated by this Agreement. To the knowledge of Bergeron and Julien, the Acquired Corporations have not made or agreed to make any payment to any broker, agent or professional advisor for or in connection with the transactions contemplated in this Agreement.

4.1.2     REPRESENTATIONS  AND  WARRANTIES  CONCERNING MARTIN CO.  -  Martin Co.
          -------------------------------------------------------
represents and warrants to the Purchaser as follows, and acknowledges that the Purchaser is relying on said representations and warranties in entering into this Agreement:

(A)     RIGHT  TO  SELL - Martin Co. is the sole registered and beneficial owner
        ---------------
of the Purchased LM Shares, as described in Schedule 2.1 hereto, free and clear of all Encumbrances and prior claims. All of the issued and outstanding shares of Javanaise Co. are owned by Martin Co. and Bergeron Co., as described in
Schedule 2.1 hereto, as the registered and beneficial owners, with good and marketable title thereto, and the Purchased LM Shares are free and clear of all hypothecs, pledges and prior claims. Martin Co. has the exclusive right to sell, transfer and assign the Purchased LM Shares as provided in this Agreement and such disposition will not violate, contravene, breach or offend against or result in any default under any indenture, mortgage, lease, agreement, obligation, instrument, charter or by-law provision, statute, regulation, order, judgment decree, licence, permit or law to which Martin co. is a party or subject or by which he is bound or affected. The Purchased LM Shares are not subject to the terms of any Shareholder's Agreement (unanimous or otherwise) other than the Shareholder Agreement which has been terminated on the date hereof.

(B)     ENFORCEABILITY OF OBLIGATIONS - This Agreement has been duly authorized,
        -----------------------------
executed and delivered by Martin Co. and constitutes a valid and binding obligation of it enforceable against it in accordance with its terms.

(C)     ABSENCE  OF CONFLICTING AGREEMENTS - Martin Co. is not a party to, bound
        ----------------------------------
or affected by or subject to any indenture, mortgage, lease, agreement, obligation, instrument, charter or by-law provision, statute, regulation, order, judgment, decree, licence, permit or law which would be violated, contravened, breached by, or under which default would occur or an Encumbrance would be created as a result of the execution and delivery of this Agreement or any other agreement to be entered into under the terms of this Agreement, or the performance by Martin Co. or Javanaise Co. of any of their respective obligations provided for under this Agreement or any other agreement contemplated herein.

(D)     NON-ARM'S LENGTH TRANSACTIONS - Martin Co. nor any Person not dealing at
        -----------------------------
arm's  length  with  it:

(a) owns, directly or indirectly, any interest in or is an employee, consultant to or agent of, an entity which is a competitor, lessor, lessee or customer of the Javanaise Co.;

(b) owns, directly or indirectly, any interest in any property or asset of any Acquired Corporations;

(c) is a party to any Contract, save and except for its verbal consulting agreement entered into with Javanaise Co. which shall be terminated at Closing Time; or

(d)     has  any  Indebtedness,  liability  or  obligation  to  the  Acquired
Corporations.

     Javanaise Co. is not indebted or otherwise obligated to Martin Co. or any Person not dealing at arm's length with it.

(E)     RESIDENCE OF MARTIN CO. - Martin Co. is not a non-resident of Canada for
        -----------------------
the  purposes  of  the  Income  Tax  Act  (Canada).

(F)     NO  LITIGATION  -  There  are  no  outstanding  claims,  actions, suits,
        --------------
litigation or arbitrations, investigations or proceedings at law or before any Governmental Authority pending or, to the knowledge of Martin Co., proposed or threatened, which would prevent Martin Co. from completing the transactions required to be completed pursuant to this Agreement.

(G)     BROKERS  -  Martin  Co.  has  not  entered into any agreement that would
        -------
entitle any Person to any claim against the Purchaser or the Acquired Corporations for any broker's commission, finder's fee, agent's fee, fee for financial intermediary services or any like payment in respect of the transactions contemplated by this Agreement. To the knowledge of Martin Co., Javanaise Co. has not made or agreed to make any payment to any broker, agent or professional advisor for or in connection with the transactions contemplated in this Agreement.

4.2     REPRESENTATIONS  AND  WARRANTIES  CONCERNING THE ACQUIRED CORPORATIONS -
        ----------------------------------------------------------------------
Each of the Vendors, it being understood however that Martin Co. does not make any representations and warranties with respect to Bergeron Co. and accordingly its representations and warranties described hereof are strictly limited to Javanaise Co.

4.2.1     INCORPORATION  AND  REGISTRATION - Both Acquired Corporations are duly
          --------------------------------
incorporated and validly existing under the laws of Canada and have all necessary corporate power, authority and capacity to own their property and assets and to carry on their business as presently conducted.

4.2.2     SUBSIDIARIES - Javanaise Co. does not own, or have any interest in any
          ------------
securities of any other corporation. Bergeron Co. does not own, or have any interest in any securities of any other corporation other than shares in the capital share of Javanaise Co.

4.2.3     CAPITALIZATION  -  The  authorized  and  issued  share  capital of the
          --------------
Acquired Corporations is as set forth in Schedule 2.1. All of the shares in the capital of the Acquired Corporations have been duly authorized and validly issued and are outstanding as fully paid and non-assessable shares of the Acquired Corporations. No options, warrants or other rights to purchase shares or other securities of the Acquired Corporations and no securities or obligations convertible into or exchangeable for shares or other securities of the Acquired Corporations have been authorized or agreed to be issued or are outstanding, except for the Shareholders Agreement which has been terminated on or before the Closing Date.

4.2.4     TITLE  TO  ASSETS  - The Acquired Corporations are the sole beneficial
          -----------------
and sole owner of all of their respective assets and interests in assets, real and personal, with good and valid title, free and clear of any Encumbrances. Without limiting the foregoing, Javanaise Co. is and remain at the Closing Date, the sole owner, without any Encumbrances, of all electronic equipment listed in
Schedule  4.2.4.

4.2.5     ASSETS  AND LIABILITIES OF BERGERON CO. -  At Closing Time, the shares
          ---------------------------------------
of Javanaise Co. owned by Bergeron Co. shall constitute the sole assets of Bergeron Co. Bergeron Co. carries on no active business and its sole activities consist of holding shares of Javanaise Co. Bergeron Co. has no Accounts
Receivable, Accrued Liabilities, Indebtedness, Inventories and is not party or otherwise bound by any Material Contract or any other liabilities or obligations whatsoever and has no employees.

4.2.6     ABSENCE  OF CONFLICTING AGREEMENTS - The Acquired Corporations are not
          ----------------------------------
party to, bound or affected by or subject to any indenture, mortgage, lease, agreement, obligation, instrument, charter or by-law provision, statute, regulation, order, judgement, decree, licence, permit or law which would be violated, contravened, breached by, or under which default would occur or an Encumbrance would be created as a result of the execution and delivery of this Agreement or any other agreement to be entered into under the terms of this Agreement, or the performance by the Vendors or the Acquired Corporations of any of their respective obligations provided for under this Agreement or any other agreement contemplated herein.

4.2.7     REGULATORY  APPROVALS  -  No governmental or regulatory authorization,
          ---------------------
approval, order, consent, or filing (save and except filing of declarations under the Act Respecting the Legal Publicity of Sole Proprietorship, Partnerships and Legal Persons (Quebec) and filing of appropriate forms to Industry Canada) is required on the part of the Vendors or the Acquired Corporations, in connection with the execution, delivery and performance of this Agreement or any other documents and agreements to be delivered under this Agreement or the performance of the Vendors' obligations under this Agreement or any other documents and agreements to be delivered under this Agreement.

4.2.8     FINANCIAL  STATEMENTS - The Financial Statements have been prepared in
          ---------------------
accordance with generally accepted accounting principles applied on a basis consistent with that of the preceding period and present fairly:

(a) all of the assets, liabilities and financial position of the Acquired Corporations as at the dates indicated; and

(b) the sales, earnings, results of operation and changes in financial position of the Acquired Corporations for all of the dates and periods indicated.

4.2.9     ABSENCE  OF  UNDISCLOSED  LIABILITIES  OF  JAVANAISE CO.  - Subject to
          --------------------------------------------------------
Section 4.2.10 hereinafter, since the date of the Balance Sheets, Javanaise Co. has not incurred any liabilities or obligations (whether accrued, absolute, contingent or otherwise), which continue to be outstanding, other than liabilities and obligations incurred in the ordinary and normal course of business, none of which has been materially adverse.

4.2.10.1     ABSENCE  OF  CHANGES OR UNUSUAL TRANSACTIONS - Subject to paragraph
             --------------------------------------------
4.2.10.2 hereinafter, since the date of the Balance Sheet, Javanaise Co. has carried on its business and conducted its operations and affairs in the ordinary and normal course consistent with past practice and there has not been:

(a) any material change in the financial condition or operations of Javanaise Co. other than changes in the ordinary and normal course of business, none of which has been materially adverse;

(b) any damage, destruction, loss, labour trouble or other event, development or condition of any character (whether or not covered by insurance) materially and adversely affecting the business, assets or properties of Javanaise Co.;

(c) any assumption of any obligation or liability (fixed or contingent), except unsecured current obligations and liabilities incurred in the ordinary and normal course of business;

(d) any discharge or satisfaction of any lien or encumbrance, or payment of any obligation or liability (fixed or contingent) other than liabilities included in the Balance Sheet and liabilities incurred since the date of the Balance Sheet in the ordinary and normal course of business;

(e) any operating loss or any extraordinary loss, waiver or omission to take any action in respect of any rights of substantial value, or entering into any commitment or transaction not in the ordinary and normal course of business where such loss, rights, commitment or transaction is or would be material in relation to Javanaise Co.;

(f) any grant of any bonuses, whether monetary or otherwise, or the making or announcement of any general wage or salary increases in respect of its employees, or change in the terms of employment for any Employee except in the ordinary and normal course of business and consistent with past practice;

(g) any mortgage, pledge, lien, grant of a security interest in or other Encumbrance of any of its assets or property, whether tangible or intangible;

(h) directly or indirectly, any declaration or payment of any dividends or declaration or making of any other payments or distributions on or in respect of any of its shares or, directly or indirectly, the purchase or other acquisition of any of its shares or any other capital outlays or expenditures by Javanaise Co. or withdrawals of capital from Javanaise Co.; or

(i) the authorization, agreement or other commitment to do any of the foregoing.

4.2.10.2  MATERIAL  CHANGE  -  Notwithstanding  terms  of  Sections  4.2.9,
          ----------------
4.2.10.1(a), (c) and (e), 4.2.11 and 4.2.14, it is understood that, during the month of June, Javanaise Co. has terminated its Real Property Lease, moved its assets and personnel to iVision Integral's premises situated at 1 Westmount Square, Westmount, Quebec, and since that time, has concentrated its operations and resources for the benefit of iVision Integral Inc. and accordingly has changed its normal cause of business and as a result most of its Accounts Receivable are with iVision Integral Inc.

4.2.11     RESERVES  AND  ACCRUALS  -  Subject  to  Section  4.2.10.2 above, the
           -----------------------
reserves and Accrued Liabilities disclosed on or reflected in the Financial Statements and the Books and Records are sufficient in all respects to provide for the liabilities in respect of which they have been established and have been established in accordance with generally accepted accounting principles. In particular, Javanaise Co. has made adequate provisions in its Books and Records for any write-downs required for uncollectible Accounts Receivable, obsolete or unusable Inventories.

4.2.12     NO  JOINT VENTURE INTERESTS, ETC. - The Acquired Corporations are not
           ---------------------------------
a partner, beneficiary, trustee, co-tenancy, joint venture or otherwise a participant in any partnership, trust, joint venture, co-tenancy or other similar jointly owned business undertaking and the Acquired Corporations have no other significant investment interests in any business owned or controlled by any third party.

4.2.13     ABSENCE  OF  GUARANTEES - The Acquired Corporations have not given or
           -----------------------
agreed to give, or are a party or bound by, any guarantee or indemnity in respect of indebtedness, or other obligations, of any Person, or any other commitment by which the Acquired Corporations are, or are contingently, responsible for such indebtedness or other obligations.

4.2.14     COLLECTIBILITY  OF  ACCOUNTS  RECEIVABLE  -  Subject to 4.2.10.2, the
           ----------------------------------------
Accounts Receivable are bona fide, good and collectible at the aggregate recorded amounts. To the best of the knowledge of the Vendors, the Accounts Receivable are not subject to any defense, counterclaim or set off.

4.2.15     BUSINESS  IN  COMPLIANCE  WITH  LAW  -  In all material respects, the
           -----------------------------------
operations of Javanaise Co. have been and are now conducted in compliance with all applicable Laws of each jurisdiction in which Javanaise Co. carries on or has carried on business and Javanaise Co. has not received any notice of any alleged breach of any such Laws. The Governmental Authorizations are all such authorizations required by Javanaise Co. to enable it to carry on its business in compliance with applicable Laws. Such Governmental Authorizations are in full force and effect in accordance with their terms, and there have been no violations thereof and no proceedings are pending or, to the knowledge of the Vendors, threatened, which could result in their revocation or limitation.

4.2.16     RESTRICTIVE  COVENANTS  -  Save and except for confidential agreement
           ----------------------
disclosed and attached as Schedule 4.2.23 a), Javanaise Co. is not a party to or bound or affected by any commitment, agreement or document containing any covenant expressly limiting the freedom of Javanaise Co. to compete in any line of business, transfer or move any of its assets or operations or which materially or adversely affects the business practices, operations or conditions of Javanaise Co. or the continued operation of its business after the Closing on substantially the same basis as its business is presently carried on.

4.2.17     INTELLECTUAL  PROPERTY  -
           ----------------------

(a) The only Intellectual property of the Acquired Corporations is limited to "Javanaise" name and relating logo which used by Javanaise Co. in connection with its business.

(b) The Vendors have no knowledge of any claim of adverse ownership, invalidity or other opposition with any of the Intellectual Property nor of any pending or threatened suit, proceeding, claim, demand, action or investigation of any nature or kind against any of the Acquired Corporations.

4.2.18     EQUIPMENT  CONTRACTS  -  The  Acquired  Corporations are not party or
           --------------------
otherwise  bound  by  any  Equipment  Contracts.

4.2.19     REAL  PROPERTY  LEASES  -
           ----------------------

(a) Javanaise Co. is not party to any Real Property Leases other than the Real Property lease entered into on May 6th, 1998 with Execu-Centre Inc., as attached herewith in Schedule 4.2.23a) (hereinafter "Execu-Lease");

(b) All payments required to be made by Javanaise Co. pursuant to Execu-Lease have been duly paid and Javanaise Co. is not otherwise in default in meeting its obligations under Execu-Lease.

(c) Javanaise Co. may, at its entire discretion, unilaterally terminate the Execu-Lease simply upon giving a thirty (30) days written notice to that effect. Javanaise Co. declares having sent such a notice to Lessor on or before June 1st, 1999 and therefore the Execu-Lease was terminated, without penalty, charges or other rental payments by the end of June 1999.

4.2.20     EMPLOYMENT  MATTERS  -
           -------------------

(a) Schedule 4.2.20(a) sets forth a complete list of all employees of Javanaise Co., together with the titles and, save and except for employees having entered into an employment agreement as disclosed in Schedule 4.2.20(b), material terms of employment, including, current salaries and bonus (whether monetary or otherwise) paid or payable to each such employee. No Employee is on long-term disability leave, maternity, parental or other extended leave or absence or receiving workers' compensation or may be considered as permanently or temporarily disabled according to the Act Respecting Industrial Accidents and Occupational Diseases (R.S.Q., c. A-3.001).

(b) There are written contracts, as attached herewith in Schedule 4.20.20(b), of employment entered into with all employees save and except with Bergeron.

(c) There are no employment policies, practices or plans, including policies, practices or plans regarding incentive compensation, stock options, severance pay or other terms or conditions of employment which employees may be terminated, which are binding upon Javanaise Co.

(d) Javanaise Co. has been and is being operated in full compliance with all Laws relating to employees, including labour standards, occupational health and safety, industrial accidents and occupational diseases, human rights, pay equity and employment equity. To the best of Vendors' knowledge, there have been no complaints under such Laws against Javanaise Co.

(e) All amounts owing in respect of salary, wages, bonus or benefits including any vacation pay, severance pay, termination pay or indemnity in lieu of notice, have been paid or accrued for on the Books and Records.

(f) No employee has a claim for overtime or time off in lieu of overtime or for a leave of absence with or without pay, which has not been accrued, on the Books and Records.

(g) Javanaise Co. has no agreement, written or verbal, with any independent persons, consultants or other independent contractors save and except with Martin Co. which agreement shall be terminated on or before Closing Date.

(h) No dependent or independent contractors or sub-contractors are in default of complying with any legal obligations that could bind Javanaise Co.

4.2.21     COLLECTIVE  AGREEMENTS  -  Javanaise  Co.  is  not  a  party,  either
           ----------------------
directly or by operation of law, to any Collective Agreement which would cover any of its employees or any dependent contractors of Javanaise Co.

4.2.22     INSURANCE  -  The only insurance policy which Javanaise Co. maintains
           ---------
is  attached  herewith  in  Schedule  4.2.22.

4.2.23     CONTRACTS  -
           ---------

(a) Except for the Material Contracts attached in Schedule 4.2.23(a) and the existing verbal agreement with iVision Integral Inc., Javanaise Co. is not a party to or bound by any Material Contract. The Material Contracts listed in
Schedule 4.2.23a) are all in full force and effect, unamended, and no default exists under such Material Contracts on the part of any of the parties to such Contracts. None of the Material Contracts include provisions requiring consent to a change of control of the Company.

(b) There are no current or pending negotiations with respect to the renewal, repudiation or amendment of any such Material Contract.

4.2.24     LITIGATION  -  There  is  no suit, action, litigation, investigation,
           ----------
claim, complaint, grievance or proceeding, including appeals and applications for review, in progress, or, to the knowledge of the Vendors, pending or threatened against or relating to Acquired Corporations before any court, Governmental Authority, commission, board, bureau, agency or arbitration panel. The Vendors have no knowledge of any existing ground on which any such action, suit, litigation or proceeding might be commenced with any reasonable likelihood of success. There is not presently outstanding against Acquired Corporations any judgment, decree, injunction, rule or order of any court, Governmental
Authority,  commission,  board,  bureau,  agency  or  arbitrator.

4.2.25     TAX  MATTERS  -
           ------------

(a) The Acquired Corporations have duly and timely filed their respective Tax Returns with the appropriate Governmental Authority and have duly, completely and correctly reported all income and all other amounts and information required to be reported thereon.

(b) The Acquired Corporations have duly and timely paid all Taxes, including all installments on account of Taxes for the current year that are due and payable by any of them and the Acquired Corporations have established reserves that are reflected on the Balance Sheet that are adequate for the payment by them of all Taxes that are not yet due and payable (and that will not be due and payable by the Closing Date) and that relate to periods ending on or prior to Closing Date.

(c) The Acquired Corporations have not requested, or entered into any agreement or other arrangement or executed any waiver providing for, any extension of time within which (i) to file any Tax Return covering any Taxes for which any of the Acquired Corporations are or may be liable; (ii) to file any elections, designations or similar things relating to Taxes for which any of the Acquired Corporations are or may be liable; (iii) any of the Acquired
Corporations are required to pay or remit any Taxes or amounts on account of Taxes; or (iv) any Governmental Authority may assess or collect Taxes for which any of the Acquired Corporations are or may be liable.

(d) The Canadian federal and provincial income and capital tax liabilities of the Acquired Corporations have been assessed by the relevant taxing authorities and notices of assessment have been issued to the Acquired Corporations by the relevant taxing authorities for all taxation years prior to and including the taxation year ended March 31st, 1999.

(e) There are no actions, suits, proceedings, investigations, audits or claims now pending or, to the knowledge of the Vendors, threatened, against the Acquired Corporations in respect of any Taxes and there are no matters under discussion, audit or appeal with any Governmental Authority relating to Taxes. The Vendors hereby jointly and severally agree to forthwith pay the full amount of any reassessment against Javanaise Co. arising out of events which occurred before the Closing Date. Bergeron and Julien hereby jointly and severally agree to forthwith pay the full amount of any reassessment against Bergeron Co. arising out of events which occurred before Closing Date.

(f) The Acquired Corporations have duly and timely withheld from any amount paid or credited by it to or for the account or benefit of any Person, including, without limitation, any of their respective employees, officers and directors and any non-resident Person, the amount of all Taxes and other deductions required by any applicable Law, to be withheld from any such amount and has duly and timely remitted the same to the appropriate Governmental Authority.

(g) The Acquired Corporations have not acquired property from or disposed of property to a Person with whom it does not deal at arm's length for purposes of the Income Tax Act (Canada) for proceeds of disposition which are greater or less than the fair market value of the property acquired or disposed.

4.2.26     BOOKS  AND  RECORDS  -  All  Books  and  Records  of  the  Acquired
           -------------------
Corporations have been delivered or made available to the Purchaser. Such Books and Records fairly and correctly set out and disclose in all material respects the financial position of the Acquired Corporations and all financial transactions of the Acquired Corporations have been accurately recorded in such Books and Records.

4.2.27     CORPORATE RECORDS AND MINUTE BOOKS - The corporate records and minute
           ----------------------------------
books of the Acquired Corporations have been delivered or made available to the Purchaser. The articles and by-laws are in full force and effect and no amendments have been made to the same. The minute books, including the articles and by-laws of the Acquired Corporations, include complete and accurate minutes of all meetings of the directors or shareholders of the Acquired Corporations, as applicable, held to date or resolutions passed by the directors or shareholders on consent, since the date of incorporation of the Acquired Corporations. The share certificate book, register of shareholders, register of transfers and register of directors of the Acquired Corporations, are complete and accurate.

4.2.28     BANK  ACCOUNTS, ETC. - Javanaise Co. has only one bank account opened
           --------------------
and maintained with MBANX (branch located at 55 Bloor Street West, 19th Floor, BMTT, Toronto, Ontario, M4W 3N5), which account bears number "MBXCPPME1612-381".

4.2.29     NO  ASSOCIATED/RELATED  COMPANIES  -  No  companies  are or have been
           ---------------------------------
associated with or related to the Acquired Corporations for purposes of the Income Tax Act (Canada) or corresponding provincial tax legislation.

4.2.30     NON-ARM'S  LENGTH  TRANSACTIONS  -
           -------------------------------

(a) The Acquired Corporations have not since the date of the Balance Sheets, made any payment or loan to, or borrowed any moneys from or is otherwise indebted to, any officer, director, employee, shareholder or any other person not dealing at arm's length with any of the Acquired Corporations, except for usual employee reimbursements and compensation paid in the ordinary and normal course of business;

(b) Save and except for consulting agreement with Martin Co. which shall terminate upon Closing Date, the Acquired Corporations are not a party to any Contract with any officer, director, employee, shareholder or any other person not dealing at arm's length with any of the Acquired Corporations;

(c) Save and except for consulting agreement with Martin Co. which shall terminate upon Closing Date, no officer, director or shareholder of the Acquired Corporations and no entity which is an affiliate or associate of one or more of such individuals: (i) owns, directly or indirectly, any interest in (except for shares representing less than one percent of the outstanding shares of any class or series of any publicly traded company), or is an officer, director, employee or consultant of, any person which is, or is engaged in business as, a competitor of Javanaise Co. or a lessor, lessee, supplier, distributor, sales agent or customer of Javanaise Co.; (ii) owns, directly or indirectly, in whole or in part, any property that Javanaise Co. uses in the operation of its business; or (iii) has any cause of action or other claim whatsoever against, or owes any amount to, the Acquired Corporations, except for any liabilities reflected in the Interim Financial Statements and claims in the ordinary and normal course of business such as for accrued vacation pay and accrued benefits for employees.

4.2.31     FULL  DISCLOSURE  -  All  information, which has been provided to the
           ----------------
Purchaser is true and correct in all material respects and no material fact or facts have been omitted therefrom which would make such information misleading.

                                    ARTICLE 5

                 REPRESENTATIONS AND WARRANTIES OF THE PURCHASER
                 -----------------------------------------------

          The Purchaser hereby represents and warrants to the Vendors the matters set out below.

5.1     INCORPORATION  -  The  Purchaser  is a corporation duly incorporated and
        -------------
validly  existing  under  the  laws  of  Nevada,  U.S.A.

5.2     ENFORCEABILITY OF OBLIGATIONS - This Agreement has been duly authorized,
        -----------------------------
executed and delivered by the Purchaser and constitutes a valid and binding obligation of the Purchaser enforceable against it in accordance with its terms.

5.3     ABSENCE  OF  CONFLICTING  AGREEMENTS  - The Purchaser is not a party to,
        ------------------------------------
bound or affected by or subject to any indenture, mortgage, lease, agreement, obligation, instrument, charter or bylaw provision, statute, regulation, order, judgement, decree, license, permit or law which would be violated, contravened or breached by, or under which any default would occur or a lien, claim, restriction or encumbrance would be created as a result of the execution and delivery by it of this Agreement or the performance by it of any of the terms of this Agreement.

5.4     LITIGATION - There is no suit, action, litigation, investigation, claim,
        ----------
complaint or proceeding before any Governmental Authority in progress or, to the knowledge of the Purchaser, pending or threatened against or relating to the Purchaser, which, if determined adversely to the Purchaser, would, prevent the Purchaser from fulfilling any of its obligations set out in, arising from or in connection with this Agreement, and the Purchaser has no knowledge of any existing ground on which any such action, suit, litigation or proceeding might be commenced with any reasonable likelihood of success.

5.5     AUTHORIZED  CAPITAL  OF  THE  PURCHASER -  The authorized capital of the
        ---------------------------------------
Purchaser is accurately set out in Schedule 5.5 and all of the Exchanged Shares have been duly issued and are outstanding as fully paid and non-assessable.

5.6     TITLE  TO  EXCHANGED  SHARES  -  Subject  to  the  terms  of  the Escrow
        ----------------------------
Agreement and the restrictions set out below in Section 5.9, at their date of issuance, all of the Exchanged Shares shall be owned by the Vendors, as the registered and beneficial owners, with good and marketable title thereto, free and clear of all liens, hypothecs, pledges and prior claims.

5.7     NO AGREEMENTS, OPTIONS, ETC - No person, partnership, association, firm,
        ---------------------------
corporation or other entity has any written or oral agreement, option, understanding or commitment for the purchase of any of the Exchanged Shares.

5.8     NO  SUBSCRIPTION  RIGHTS  -  No  person, partnership, association, firm,
        ------------------------
corporation or other entity has any written or oral agreement, option, understanding or commitment, including without limitations convertible securities, warrants or convertible obligations of any nature, for the purchase, subscription, allotment or issuance of any of the Exchanged Shares.

5.9     REGISTRATION AND DISPOSITION OF EXCHANGED SHARES -  The Exchanged Shares
        ------------------------------------------------
to be issued pursuant to Section 3.1(b) of this Agreement have not been registered under the U.S. Securities Act of 1933, as amended (the "Act"), and may not be offered, sold or otherwise transferred unless such securities are included in an effective registration statement under the Act or an opinion of U.S. counsel concurred in by counsel to the Purchaser has been delivered to the effect that registration of such securities is not required based upon applicable exemption from registration. Such an exemption, by way of example only, may be available under rule 144 of the Act, which requires, among other things, that the securities be owned and fully paid for a minimum of one (1) year prior to sale, that such sales be effected through a registered broker/dealer and that there be current public information, regarding the issued, available to the public. This is a summary of the requirements of that rule and is not intended to be a complete statement of its requirements.

5.10     TAXES  -  The  Purchaser  has duly filed all tax returns required to be
         -----
filed by it and has paid all taxes which are due and payable, including but not limited to income taxes, goods and services taxes, provincial or state sales taxes, payroll taxes, workman's compensation and all deductions required at source, and has paid all assessments and reassessments, and all other Taxes, dues, governmental charges, penalties, interest and fines due and payable by it.

5.11     RESIDENCY  -  The  Purchaser  is  not  a  resident of Canada within the
         ---------
meaning  of  the  Income  Tax  Act  (Canada)  and  the  Taxation  Act  (Quebec).

5.12     NON-VIOLATION  -  The  entering  into  of  this  Agreement  and  the
         -------------
performance by the Purchaser of the transactions contemplated under and pursuant to this Agreement does not and will not i) conflict with, result in a breach of the terms, conditions, or provisions of, or constitute a default under the articles or by-laws of the Purchaser or any agreement, written or oral, to which the Purchaser of any of its affiliates are subject, or ii) violate any laws or regulations applicable to the Purchaser including the Securities Act (Quebec), or iii) require any consent or other action by any administrative or governmental body, including, without limiting the foregoing, the Commission des valeurs mobilieres du Quebec or any securities exchange commission.

                                    ARTICLE 6

                              NON-WAIVER; SURVIVAL
                              --------------------

6.1     NON-WAIVER  - No investigations made by or on behalf of the Purchaser at
        ----------
any time shall have the effect of waiving, diminishing the scope of or otherwise affecting any representation or warranty made by the Vendors in or pursuant to this Agreement. No waiver of any condition or other provision, in whole or in part, shall constitute a waiver of any other condition or provision (whether or not similar) nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.

6.2     NATURE  AND  SURVIVAL  -  All  representations, warranties and covenants
        ---------------------
contained in this Agreement on the part of each of the parties shall survive the Closing, the execution and delivery under this Agreement of any share or security transfer instruments or other documents of title to any of the Purchased Shares, except that:

(a) any claim for intentional misrepresentation or fraud may be brought at any time;

(b) the representations and warranties set out in Sections 4.1.1(a), 4.1.2(a) and 5.6 shall survive and continue in full force and effect without limitation of time;

(c) representations and warranties concerning Tax matters shall survive for a period of ninety days after the relevant authorities shall no longer be entitled to assess liability for Tax against the Acquired Corporations or the Purchaser as the case may be for any particular taxation year ended on or prior to the Closing Date; and

(d) all other representations and warranties shall survive for a period of three (3) years from the Closing Date.

                                    ARTICLE 7

                        PURCHASER'S CONDITIONS PRECEDENT
                        --------------------------------

          The obligation of the Purchaser to complete the purchase of the Purchased Shares under this Agreement shall be subject to the satisfaction of, or compliance with, at or before the Closing Time, each of the following conditions precedent (each of which is acknowledged to be inserted for the exclusive benefit of the Purchaser and may be waived, in writing or verbally, by the Purchaser in whole or in part):

7.1     TRUTH  AND  ACCURACY  OF  REPRESENTATIONS CONCERNING THE VENDORS AND THE
        ------------------------------------------------------------------------
ACQUIRED  CORPORATIONS  AT  THE  CLOSING  TIME  - All of the representations and
   -------------------------------------------
warranties  concerning  the  Vendors  and  the  Acquired Corporations made in or
   --
pursuant  to this Agreement shall be true and correct as at the Closing Time and
   --
with  the  same  effect  as  if  made  at  and  as  of  the  Closing  Time.

7.2     PERFORMANCE  OF  OBLIGATIONS  -  The  Vendors  shall  have  performed or
        ----------------------------
complied with, in all respects, their respective obligations, covenants and agreements under this Agreement.

7.3     RECEIPT OF CLOSING DOCUMENTATION - All documentation relating to the due
        --------------------------------
authorization and completion of the sale and purchase of the Purchased Shares under this Agreement and all actions and proceedings taken on or prior to the Closing in connection with the performance by the Vendors of their respective obligations under this Agreement, shall be satisfactory to the Purchaser, acting reasonably, and the Purchaser shall have received copies of all such documentation or other evidence as it may reasonably request in order to establish the consummation of the transactions contemplated hereby and the taking of all corporate proceedings in connection therewith in compliance with these conditions, in form (as to certification and otherwise) and substance satisfactory to the Purchaser acting reasonably.

7.4     CONSENTS,  AUTHORIZATIONS  AND  REGISTRATIONS - All consents, approvals,
        ---------------------------------------------
orders and authorizations of any Person or Governmental Authority (or registrations, declarations, filings or recordings with any such authorities), on the part of the Vendors required in connection with the completion of any of the transactions contemplated by this Agreement, the execution of this Agreement, the Closing or the performance of any of the terms and conditions of this Agreement, shall have been obtained at or before the Closing Time.

7.5     AB  EMPLOYMENT  AGREEMENT  -  Bergeron  shall  have  entered  into  AB
        -------------------------
Employment  Agreement.

7.6     CONSULTING  AGREEMENT  -  Louis  Martin Conseils Inc. shall have entered
        ---------------------
into  the  Consulting  Agreement.

7.7     RESIGNATIONS  AND  RELEASES  -  There  shall  have been delivered to the
        ---------------------------
Purchaser on or before the Closing Time the resignations of all individuals who are presently directors or officers of the Acquired Corporations from all offices and positions with the Acquired Corporations and from Bergeron as an employee of Javanaise Co. and duly executed comprehensive releases in form and substance satisfactory to the Purchaser from the Vendors of all their claims, respectively, against the Acquired Corporations.

7.8     TERMINATION OF SHAREHOLDERS AGREEMENT - The Shareholders Agreement shall
        -------------------------------------
have been terminated and the Acquired Corporations shall have been released from all liability thereunder.

7.9     ESCROW  AGREEMENT  -  The  Vendors shall have executed and delivered the
        -----------------
Escrow  Agreement.
                                    ARTICLE 8

                          VENDORS' CONDITIONS PRECEDENT
                          -----------------------------

          The obligations of the Vendors to complete the sale of the Purchased Shares under this Agreement shall be subject to the satisfaction of or compliance with, at or before the Closing Time, each of the following conditions precedent (each of which is acknowledged to be inserted for the exclusive benefit of the Vendors and may be waived, in writing or verbally, by them in whole or in part).

8.1     TRUTH AND ACCURACY OF REPRESENTATIONS OF THE PURCHASER AT CLOSING TIME -
        ----------------------------------------------------------------------
All of the representations and warranties of the Purchaser made in or pursuant to this Agreement shall be true and correct as at the Closing Time and with the same effect as if made at and as of the Closing Time and the Vendors shall have received a certificate from a senior officer of the Purchaser confirming the truth and correctness of such representations and warranties.

8.2     PERFORMANCE  OF  OBLIGATIONS  -  The  Purchaser  shall have performed or
        ----------------------------
complied with, in all respects, all its obligations, covenants and agreements under this Agreement.

8.3     AB EMPLOYMENT AGREEMENT AND CONSULTING AGREEMENT - iVision Integral Inc.
        ------------------------------------------------
shall  have  entered  into the AB Employment Agreement and Consulting Agreement.

8.4     PERSONAL GUARANTY  -  Bergeron and Louis Martin shall have been released
        -----------------
from  their  personal  guaranties granted to MBANX with respect to Javanaise Co.

8.5     RECEIPT  OF  CLOSING  DOCUMENTATION -  All documentation relating to the
        -----------------------------------
due authorization and completion of the sale and purchase of the Purchased shares under this Agreement and all actions and proceedings taken on or prior to the closing in connection with the performance by the Purchaser of its obligations under this Agreement, shall be satisfactory to the Vendors, acting reasonably, and the Vendors shall have received copies of all such documentation or other evidence as they may reasonably request in order to establish the consummation of the transactions contemplated hereby and the taking of all corporate proceedings in connection therewith in compliance with these conditions, in form (as to certification and otherwise) and substance satisfactory to the Vendors acting reasonably.

8.6     CONSENTS,  AUTHORIZATIONS  AND REGISTRATIONS -  All consents, approvals,
        --------------------------------------------
orders and authorizations of any Person or Governmental Authority (or registrations, declarations, filings of recordings with any such authorities) on the part of Purchaser, required in connection with the completion of any of the transactions contemplated by this Agreement, the execution of this Agreement, the closing or the performance of any of the terms and conditions of this Agreement, shall have been obtained at or before the Closing Time.

8.7     ESCROW  AGREEMENT  -  Purchaser  shall  have  executed and delivered the
        -----------------
Escrow  Agreement.

                                    ARTICLE 9

                         OTHER COVENANTS OF THE PARTIES
                         ------------------------------

9.1     ACTIONS  TO  SATISFY  CLOSING CONDITIONS - Each of the parties agrees to
        ----------------------------------------
take all such actions as are within its power to control, and to use all reasonable efforts to cause other actions to be taken which are not within its power to control, so as to ensure compliance with each of the conditions and covenants set forth in Articles 7, 8 or 9 which are for the benefit of any other Party.

9.2     CONSENT  TO  JURISDICTION  - Each of the parties irrevocably attorns and
        -------------------------
submits to the exclusive jurisdiction of any Quebec court sitting in Montreal in any action or proceeding arising out of or related to this Agreement and irrevocably agrees that all claims in respect of any such action or proceeding shall be heard and determined in such Quebec court. Each of the parties irrevocably waives, to the fullest extent possible, the defense of an inconvenient forum to the maintenance of such action or proceeding.

9.3     BERGERON  CO.  TAX -   The Purchaser undertake to reimburse to Bergeron,
        ------------------
upon receipt, on behalf of Bergeron Co. from any Federal or provincial Tax Authorities, of any amount or refund in respect of any period ending on or before the Closing Date.

                                   ARTICLE 10

                                 INDEMNIFICATION
                                 ---------------

10.1     INDEMNIFICATION  BY  THE  VENDORS  -
         ---------------------------------

10.1.1     INDEMNIFICATION  BY  MARTIN CO. -  Martin Co. agrees to indemnify and
           -------------------------------
save harmless the Purchaser and Javanaise Co. on an after-tax basis as well as the directors and officers of Javanaise Co. against all Losses suffered or incurred as a result of or arising directly or indirectly out of or in connection with any breach by Martin Co of or any inaccuracy of any of the representations and warranties of Martin Co., other than those referred to in 10.1.3, set out in this Agreement or any breach or non-performance by Martin Co. of any covenant, other than those referred to in 10.1.3, to be performed by it under this Agreement or any agreement, instrument, certificate or other document delivered pursuant hereto.

10.1.2     INDEMNIFICATION  BY  BERGERON AND JULIEN  - Bergeron and Julien agree
           ----------------------------------------
to jointly and severally indemnify and save harmless the Purchaser and the Acquired Corporations on an after-tax basis as well as the directors and officers of the Acquired Corporations against all Losses suffered or incurred as a result of or arising directly or indirectly out of or in connection with any breach by either Bergeron or Julien of or any inaccuracy of any of the representations and warranties of Bergeron and Julien, other than those referred to in 10.1.3, set out in this Agreement or any breach or non-performance by either of them of any covenant, other than those referred to in 10.1.3, to be performed by them under this Agreement or any agreement, instrument, certificate or other document delivered pursuant hereto.

10.1.3     INDEMNIFICATION  BY  THE  VENDORS  -  Each  of  the  Vendors agree to
           ---------------------------------
jointly and severally indemnify and save harmless the Purchaser and Javanaise Co. on an after-tax basis as well as the directors and officers of Javanaise Co. against all Losses suffered or incurred as a result of or arising directly or indirectly out of or in connection with any breach by the Vendors of or any inaccuracy of any of the representations and warranties of the Vendors made by the Vendors on a joint and several basis under this Agreement or any breach or non-performance by the Vendors of any covenant to be performed by the Vendors on a joint and several basis under this Agreement or any agreement, instrument, certificate or other document delivered pursuant hereto.

10.2     INDEMNIFICATION  BY  THE  PURCHASER - The Purchaser agrees to indemnify
         -----------------------------------
and save harmless the Vendors on an after-tax basis from all Losses suffered or incurred by the Vendors as a result of or arising directly or indirectly out of or in connection with:

(a) any breach by the Purchaser of or any inaccuracy of any representation or warranty of the Purchaser in this Agreement or in any agreement, instrument, certificate or other document delivered pursuant hereto; and

(b) any breach or non-performance by the Purchaser of any covenant to be performed by it under this Agreement or under any agreement, instrument, certificate or other document delivered pursuant hereto.

10.3     NOTIFICATION OF AND PARTICIPATION IN CLAIMS - No Claim will arise until
         -------------------------------------------
notice thereof is given to the party (the INDEMNITOR ) from whom indemnity is sought. Such notice shall be sent within a reasonable time following the determination by a party (the CLAIMANT ) that a Claim for indemnity exists. In the event that any legal proceedings shall be instituted or any Claim or demand is asserted by any third party in respect of which the Indemnitor may have an obligation to indemnify the Claimant, the Claimant shall give or cause to be given to the Indemnitor written notice thereof and the Indemnitor shall have the right, at its option and expense, to be present at the defense of such proceedings, claim or demand, but not to control the defense, negotiation or settlement thereof, which control shall at all times rest with the Claimant, unless the Indemnitor irrevocably acknowledges full and complete responsibility for indemnification of Claimant, in which case the Indemnitor may assume such control through counsel of its choice, provided however, that no settlement shall be entered into without the Claimant's written consent (which shall not be unreasonably withheld). The parties hereto agree to cooperate fully with each other in connection with the defense, negotiation or settlement of any such third party legal proceeding, claim or demand.

10.4     MISCELLANEOUS  -  Notwithstanding  anything  in  this  Agreement to the
         -------------
contrary, the indemnity provided for in this Article 10 shall apply to any loss, liability, damage, deficiency or expense, whether or not the actual amount thereof shall have been ascertained prior to the final day upon which a Claim for indemnity with respect thereto may be made hereunder, so long as written notice thereof shall have been given to the Indemnitor prior to said date, setting forth specifically and in reasonable detail, so far as is known, the matter as to which indemnification is being sought, but nothing herein shall be construed to require payment of any claim for indemnity until the actual amount payable shall have been finally ascertained. In addition, any Claims for damages payable hereunder shall be adjusted, in accordance with Canadian generally accepted accounting principles, to reflect the after-tax effect thereof.

10.5     RESTRICTIONS  AND  LIMITATIONS  -
         ------------------------------

10.5.1     DEDUCTIBLE  -
           ----------

(a) Notwithstanding any other provisions of this Agreement, the Vendors shall have not liability to the Purchaser in respect of Losses except if and to the extent that the aggregate of such Losses for the Purchaser and the Acquired corporations shall exceed $5,000.00 However, the foregoing shall not relieve Purchaser of its obligations to notify under Section 10.3.

(b) Notwithstanding any other provisions of this Agreement, the Purchaser shall have no liability to the Vendors in respect of Losses except if and to the extent that the aggregate of such Losses for the Vendors collectively shall exceed $5,000.00 However, the foregoing shall not relieve Vendors of their obligations to notify under Section 10.3.

10.5.2     LIABILITY  CAP  -  Notwithstanding  any  other  provisions  of  this
           --------------
Agreement, each of the Vendors shall have no liability to the Purchaser in respect of Losses in excess of the portion of the Purchase Price paid to such Vendor.

10.5.3     INDIRECT  DAMAGES  -  Notwithstanding  any  other  provisions of this
           -----------------
Agreement, none of the Vendors shall be liable to the Purchaser for any indirect or consequential damages. Notwithstanding any other provisions of this Agreement, Purchaser shall not be liable to the Vendors for any indirect or consequential damages.

10.5.4     REDUCTION  OF  LOSSES  -  The amount of Losses payable by the Vendors
           ---------------------
shall  be  reduced  by  the  aggregate  amount  of:

(a) any insurance proceeds received by the Purchaser or by the Acquired Corporations or a successor corporations, for and in relation to those Losses, subject to such reduction not resulting in a loss of coverage or reduction of the insurance proceeds received or to be received by the Purchaser or the Acquired Corporations (or a successor corporation) or increase of future insurance premiums which are attributable to such Losses. If insurance proceeds for Losses are received by the Purchase or by the Acquired corporations or a successor corporation after the Vendors have performed their obligations to indemnify under this Agreement in connection with such Losses, then the Purchaser or the Acquired Corporations or a successor corporation, as the case may be, shall remit to the Vendors the amount of such insurance proceeds;

(b) any reduction in Taxes otherwise payable by the Acquired Corporations or a successor corporation arising from or relating to the Loss.

     Where all or part of the Loss generates a reduction in Taxes the amount of the reduction in Taxes shall reduce the Loss by an equal amount.

                                   ARTICLE 11

                              PROCEDURES AT CLOSING

11.     DELIVERY OF CLOSING DOCUMENTS  -  At Closing, the following shall occur:
        -----------------------------

a)     The  Vendors  shall:

(i) deliver to the Purchaser certificates respecting all of the Purchased shares duly endorsed in blank for transfer;
(ii) cause the transfer of the Purchased shares to be duly registered and regularly recorded in the name of the Purchaser in the books and corporate records of the Acquired Corporations;
(iii) deliver to the Purchaser certificates respecting all of the issued shares of the Acquired Corporations;
(iv) deliver to the Purchaser the minute books and corporate records of the Acquired Corporations;
(v) deliver to the Purchaser the Consulting Agreement duly executed by Louis Martin Conseils Inc.;
(vi) deliver to the Purchaser the AB Employment Agreement duly executed by Bergeron;
(vii) deliver to the Purchaser a non-competition agreement and a non-disclosure agreement duly executed by Martin Co.;
(viii) deliver to the Purchaser a non-competition agreement and a non-disclosure agreement duly executed by Bergeron;
(ix) deliver to the Purchaser duly certified copies of resolutions of the directors of the Acquired Corporations authorizing the transfer of the
        Purchased   Shares  to  the  Purchaser and of resolutions of the
        director and shareholder of Martin Co. authorizing the sale of shares of Javanaise Co. to the Purchaser;
(x)     execute  receipts  with  respect  to  the  payments  received;
(xi) deliver to the Purchaser the Escrow Agreement duly executed by the Vendors;
(xii)   Deliver  releases  in  favor  of  the  Acquired  Corporations.

(b)     The  Purchaser  shall:

(i)     deliver  cheques  to the Vendors as provided for in Section 3.2  hereof;
(ii) deliver to the Vendors share certificates respecting all of the Exchanged Shares issued at Closing;
(iii) deliver a certified copy of resolutions of the Board of Directors of the Purchaser and iVision Integral Inc. authorizing the transactions herein;
(iv) deliver to the Vendors the Consulting Agreement duly executed by iVision Integral Inc.;
(v) deliver to the Vendors the AB Employment Agreement duly executed by iVision Integral Inc.; and
(vi) deliver to the Vendors the Escrow Agreement duly executed by the Purchaser.

ARTICLE  12

GENERAL
-------

12.1     PUBLIC  NOTICES  -  All  public  notices to third parties and all other
         ---------------
publicity concerning the transactions contemplated by this Agreement shall be jointly planned and coordinated by the Vendors and the Purchaser and no Party shall act unilaterally in this regard without the prior approval of the other Party, such approval not to be unreasonably withheld, except where required to do so by law or by the applicable regulations or policies of any provincial or Canadian or other regulatory agency of competent jurisdiction or any stock exchange in circumstances where prior consultation with the other Party is not practicable.

12.2     EXPENSES  -  The  Vendors  and the Purchaser shall pay their respective
         --------
legal, accounting, and other professional advisory fees, costs and expenses incurred in connection with the purchase and sale of the Purchased Shares and the preparation, execution and delivery of this Agreement and all documents and instruments executed pursuant to this Agreement and any other costs and expenses incurred by the Party.

12.3     NOTICES - Any notice or other writing required or permitted to be given
         -------
under this Agreement or for the purposes of this Agreement (in this Section referred to as a Notice ) shall be in writing and shall be sufficiently given if delivered, or if transmitted by facsimile or other form of recorded communication tested prior to transmission to such Party:

(a)     in  the  case  of  a  Notice  to  the  Vendors:

     Bergeron  and  Julien
     c/o  Alain  Bergeron
     8460  Ouimet  Street
     Brossard  (Quebec)  J4Y  3B5

     Martin  Co.
     c/o  Louis  Martin
     320  Victoria  Avenue  #  403
     St-Lambert  (Quebec)  J4P  2H8

(b)     in  the  case  of  a  Notice  to  the  Purchaser  at:

     iVision  Integral  Inc.
     c/o  Philippe  Racine
     1  Westmount  Square  #  650
     Westmount  (Quebec)  H3Z  2P9

or at such other address as the Party to whom such Notice is to be given shall have last notified the Party giving the same in the manner provided in this Section. Any Notice delivered to the Party to whom it is addressed as provided above shall be deemed to have been given and received on the day it is so delivered at such address, provided that if such day is not a Business Day then the Notice shall be deemed to have been given and received on the next Business Day. Any Notice transmitted by facsimile or other form of recorded communication shall be deemed given and received on the first Business Day after its transmission.

12.4     ASSIGNMENT  -  Neither this Agreement nor any benefits or burdens under
         ----------
this Agreement shall be assignable by any Party without the prior written consent of each of the other parties. Subject to the foregoing, this Agreement shall enure to the benefit of and be binding upon the parties and their respective heirs, executors, legal representatives, successors (including any successor by reason of amalgamation of any Party) and permitted assigns.

12.5     FURTHER  ASSURANCES  - The parties shall, with reasonable diligence, do
         -------------------
all such things and provide all such reasonable assurances as may be required to consummate the transactions contemplated by this Agreement, and each Party shall provide such further documents or instruments required by any other Party as may be reasonably necessary or desirable to effect the purpose of this Agreement and carry out its provisions, whether before or after the Closing.

12.6     REMEDIES  CUMULATIVE  -  Except as otherwise herein expressly provided,
         --------------------
the rights and remedies of the parties under this Agreement are cumulative and in addition to and not in substitution for any rights or remedies provided by law. Any single or partial exercise by any party hereto of any right or remedy for default or breach of any term, covenant or condition of this Agreement does not waive, alter, affect or prejudice any other right or remedy to which such party may be lawfully entitled for the same default or breach.

12.7     LANGUAGE  -  The parties declare that they have requested and do hereby
         --------
confirm their request that this Agreement be drawn up in English; les parties declarent qu'elles ont exige et par les presentes confirment leur demande que ce contrat soit redige en anglais.

12.8     COUNTERPARTS  AND  FACSIMILE  -  This  Agreement may be executed by the
         ----------------------------
parties in separate counterparts and by facsimile each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.


     IN WITNESS WHEREOF the parties have duly executed this Agreement at the place and date herein-above mentioned.




IVISION  GROUP  LTD.                 LA  SOCIETE  DE  GESTION  LOUIS
                                     MARTIN  INC.
Per:     /s/  Philippe  Racine         Per:   /s/  Louis  Martin
     ____________________                _____________________
     Philippe  Racine                       Louis  Martin


ALAIN  BERGERON                         HELENE  JULIEN
/s/  Alain Bergeron                    /s/ Helene Julien
__________________________          ___________________________